UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2022

FORTRESS CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39887	98-1554815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas 45th Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 798-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	FCAX.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	FCAX	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FCAX WS	New York Stock Exchange

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2022, Gary Kalk notified Fortress Capital Acquisition Corp. (the “Company”) of his decision to resign from the Company’s Board of Directors (the “Board”), including the audit committee of the Board (the “Audit Committee”), effective immediately. Mr. Kalk’s resignation was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

Following the resignation of Mr. Kalk from the Board, the Audit Committee was reduced to two members. Due to the reduced number of Audit Committee members, the Company is no longer compliant with Section 303A.07(a) of the New York Stock Exchange (the “NYSE”) Listed Company Manual, which requires that the audit committee of a NYSE-listed company consist of at least three independent directors.

Promptly after receiving notice of Mr. Kalk’s resignation, the Company notified the NYSE of the resulting non-compliance with Section 303A.07(a). On December 14, 2022, the NYSE notified the Company that if it is not able to cure this deficiency by December 21, 2022, it will be deemed “noncompliant.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Capital Acquisition Corp.

Date: December 16, 2022	By:	/s/ Daniel N. Bass
	Name:	Daniel N. Bass
	Title:	Chief Executive Officer and Chief Financial Officer